Exhibit 10.98

A MARK OF *** IN THE TEXT OF THIS EXHIBIT INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED. THIS EXHIBIT, INCLUDING THE OMITTED PORTIONS, HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

SUPPLEMENTAL CONFIRMATION

To:	FTI Consulting, Inc. 777 South Flagler Drive Suite 1500 West Tower West Palm Beach, FL 33401

From:	Goldman, Sachs & Co.

Subject:	Collared Accelerated Stock Buyback

Ref. No:	SBD4164849358

Date:	March 2, 2011

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Goldman, Sachs & Co. (“GS&Co.”) and FTI Consulting, Inc. (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between GS&Co. and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1. This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of November 9, 2009 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	March 2, 2011

Forward Price Adjustment Amount:	As specified in the Trade Notification, [***%] of the Hedge Period Reference Price.

Hedge Period Start Date:	March ***, 2011

Calculation Period Start Date:	March ***, 2011

Hedge Period End Date:	May ***, 2011

Scheduled Termination Date:	December 2, 2011

First Acceleration Date:	[***]

Prepayment Amount:	USD 209,400,000

Prepayment Date:	March 7, 2011

A MARK OF *** IN THE TEXT OF THIS EXHIBIT INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED. THIS EXHIBIT, INCLUDING THE OMITTED PORTIONS, HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Initial Shares:	4,433,671 Shares; provided that if, in connection with the Transaction, GS&Co. is unable to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Counterparty on the Initial Share Delivery Date, the Initial Shares delivered on the Initial Share Delivery Date shall be reduced to such number of Shares that GS&Co. is able to so borrow or otherwise acquire.

Initial Share Delivery Date:	March 7, 2011

Initial Share Deliveries:	GS&Co. may deliver Shares at two or more times on the Initial Share Delivery Date; provided that the aggregate number of Shares that GS&Co. will deliver to Counterparty hereunder on all such delivery times on the Initial Share Delivery Date will equal the number of Initial Shares.

Minimum Shares:	As set forth in the Trade Notification, to be a number of Shares equal to (a) the Prepayment Amount divided by (b) [*** %] of the Hedge Period Reference Price.

Maximum Shares:	As set forth in the Trade Notification, to be a number of Shares equal to (a) the Prepayment Amount divided by (b) [***%] of the Hedge Period Reference Price.

Additional Relevant Days:	The 5 Exchange Business Days immediately following the Calculation Period.

3. Counterparty represents and warrants to GS&Co. that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during either (i) the four full calendar weeks immediately preceding the Trade Date or (ii) during the calendar week in which the Trade Date occurs.

4. This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by GS&Co.) correctly sets forth the terms of the agreement between GS&Co. and Counterparty with respect to the Transaction to which this Supplemental Confirmation relates, by manually signing this Supplemental Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, facsimile No. 212-428-1980/83.

Yours sincerely,

GOLDMAN, SACHS & CO.

By:	/S/ DANIELA BISALTI
Authorized Signatory Vice President

Agreed and Accepted By:

FTI CONSULTING, INC.

By:	/S/ DAVID G. BANNISTER
Name:	David G. Bannister
Title:	Executive Vice President and Chief Financial Officer

Collared Accelerated Stock Buyback –Supplemental Confirmation Signature Page